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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): May 31, 2006

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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



      Pennsylvania                      1-11152                 23-1882087
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)




    781 Third Avenue, King of Prussia, PA                        19406-1409
   (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

On May 31, 2006, the Compensation Committee of Board of Directors of InterDigital Communications Corporation (the "Company") approved an increase in the annual base salary of the Company's Chief Executive Officer, William J. Merritt, from $400,000 to $450,000. The increase, which is to take effect immediately, was based on recognition of Mr. Merritt's excellent management of the Company over the first half of 2006, formulation and achievement of goals and the Company's product initiative. The decision also took account of independently compiled data provided to the Compensation Committee indicating that Mr. Merritt's base salary was below industry peers.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ Lawrence F. Shay
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                                 Lawrence F. Shay
                                 General Counsel


Dated:  June 5, 2006